UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                               BOSCO FLOORING INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                              BOSCO FLOORING, INC.
                            26 UTKINA STREET, APT 10
                                IRKUTSK 1Z 664007
                                     RUSSIA

INFORMATION STATEMENT                                             March 11, 2008


Dear Shareholders:

This Information Statement is being circulated to the shareholders of Bosco Flooring Inc., a Nevada corporation (the "Company"), in connection with the taking of corporate action without a meeting upon the written consent (the "Written Consent") of the holders of a majority of the outstanding shares of the Company's $0.001 par value common stock (the "Common Stock"). The names of the Company's shareholders who will be signing the Written Consent and their respective equity ownership of the Company are as follows: (i) Alexander Dannikov holding of record 3,000,000 shares of Common Stock (57.69%); (ii) Vitaliy Vasyuk holding of record 80,000 shares of Common Stock (1.54%); (iii) Yevgenly Kubyshev holding of record 80,000 shares of Common Stock (1.54%); (iv) Andrey Kryukov holding of record 80,000 shares of Common Stock (1.54%); (v) Olga Deshina holding of record 80,000 shares of Common Stock (1.54%); and (vi) Alexander Gilev holding of record 80,000 shares of Common Stock (1.54%).

As more completely described below, the matters upon which action is proposed to be taken are: (i) to adopt a Certificate of Amendment to our Articles of Incorporation (the "Amendment") to change our name from "Bosco Flooring Inc." to "Bosco Holdings Inc." (the "name Change"); and (ii) to carry out a forward split on the basis of five new common shares for each existing one common share (the "Forward Split"). The Forward Split will be payable as a dividend.

The date, time and place at which action is to be taken by written consent on the matters to be acted upon, and at which consents are to be submitted, is March 27, 2008 at 10:00 a.m. (Pacific Time) at the Company Offices.

This information statement is being first sent or given to security holders on approximately March 14, 2008. The Board is not soliciting your proxy. The
Written Consent will become effective twenty days after this Information Statement is first mailed to stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

                                    Sincerely,


                                    /s/ ALEXANDER DANNIKOV
                                    ---------------------------------
                                    President, Chief Executive
                                    Officer, Secretary, Treasury,
                                    Principal Financial Officer,
                                    Principal Accounting Officer
                                    and Director

                              BOSCO FLOORING, INC.
                            26 UTKINA STREET, APT 10
                                IRKUTSK 1Z 664007
                                     RUSSIA

                              INFORMATION STATEMENT

                                 MARCH 11, 2008

                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

On February 21, 2008, the Board of Directors authorized and approved, subject to shareholder approval, the corporate action, which the Board of Directors deemed to be in the best interests of the Company and its shareholders. The Board of Directors further authorized the preparation and circulation of this information statement and a shareholders' consent to the holders of a majority of the outstanding shares of the Company's Common Stock.

RECORD DATE, VOTE REQUIRED AND RELATED INFORMATION

As of February 21, 2008, there were 5,240,000 shares of the Company's Common Stock outstanding, and each share of Common Stock is entitled to one vote. The Written Consent of ten (10) or less shareholders of the Company holding at least 2,620,001 shares of the Common Stock issued and outstanding is necessary to approve the matters being considered. The record date for determining shareholders entitled to vote or give Written Consent is February 21, 2008 (the "Record Date"). Except for the Common Stock there is no other class of voting securities outstanding at this date.

The matters upon which action is proposed to be taken are: (i) to adopt a Certificate of Amendment to our Articles of Incorporation (the "Amendment") to change our name from "Bosco Flooring Inc." to "Bosco Holdings Inc."; and (ii) to carry out a forward split on the basis of five new common shares for each existing one common share (the "Forward Split"). The Forward Split will be payable as a dividend.

If the proposed Amendment was not adopted by Written Consent, it would have been required to be considered by our stockholders at a special stockholders' meeting convened for the specific purpose of approving the Amendment. The elimination of the need for a special meeting of stockholders to approve the Amendment is made possible by Section 78.320 of the Nevada General Corporation Law (the "Nevada Law"), which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Section 78.390 of the Nevada Law, a majority in interest of our capital stock entitled to vote thereon is required in order to amend the Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible, our board of directors determined that it was in the best interests of all of our shareholders that the Amendment be adopted by written consent. As discussed hereafter, the board of directors ratified the approval of the Amendment change our name.

The cost of this Information Statement, consisting of printing, handling and mailing of the Information Statement and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the Information Statement to the beneficial owners of the shares of Common Stock, will be paid by the Company.

The Transfer Agent for our common and preferred stock is Island Stock Transfer, 100 Second Avenue S. Suite 104N, St. Petersburg, FL 33701, Tel 727 289 0010, Fax 727 289 0069.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 21, 2008 by (i) each of our directors, (ii) each of our executive officers, (iii) each person who is known by us to own beneficially more than 5% of our common or preferred stock and (iv) all directors and officers as a group.

 Name and Address
of Beneficial Owner           Title of Class      Amount of Shares     Percent of Class(1)
-------------------           --------------      ----------------     -------------------
Alexander Dannikov              Common Stock          3,000,000               57.25%
President, Chief
Executive Officer,
Treasurer, Secretary
& Director
Utkina Street,
26-10 Irkutsk,
Russia 664007

All Executive Officers          Common Stock          3,000,000               57.25%
 and Directors as a Group
 (2 persons)

The percent of class is based on 5,240,000 shares of common stock issued and outstanding as of the Record Date.

CHANGE IN CONTROL

The action contemplated herein will not result in a change in control of our Company.

         APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                   EFFECTUATE A CHANGE IN NAME OF THE COMPANY

In accordance with any decision in the future by the Board of Directors of the Company to effectuate any change in the nature of the Company's business operations, the Board of Directors has determined at this time that it may be in the best interests of the Company and its Shareholders to seek approval for a potential Name Change of the Company, and corresponding Amendment to the Certificate of Incorporation of the Company, to Bosco Holdings Inc. or such other resulting name as the Board of Directors of the Company may determine, in its sole and absolute discretion, and in the best interests of the Company.

The objective of the proposed change in corporate name of the Company, or ability of the Board of Directors to change the corporate name to such other resulting name, is deemed necessary to more accurately reflect the proposed business activities of the Company in its name. The Company believes that a name change will better communicate to the public the Company's proposed and future nature of business operations.

The Board of Directors approved a resolution on February 21, 2008 to amend its Certificate of Incorporation in accordance with its proposed Name Change, or to such other name as the Board of Directors of the Company may determine, from time to time, in its sole and absolute discretion, subject to Shareholder
approval  pursuant  to  Written  Consent.   By  approving  this  proposal,   the

Shareholders will authorize the Board of Directors to amend the Company's Certificate of Incorporation or to such name as the Board of Directors may determine, attached as Exhibit A hereto.

Management expects formal implementation of the proposed Name Change with the Nevada Secretary of State to be completed as soon as practicable after the effective date of the approval by the Shareholders pursuant to Written Consent and the corresponding decision by the Board of Directors of the Company to effectuate any such Name Change.

                       APPROVAL OF THE FORWARD STOCK SPLIT

In accordance with any decision in the future by the Board of Directors of the Company to effectuate a Forward Stock Split, the Board of Directors has determined at this time that it may be in the best interests of the Company and its Shareholders to seek approval for a Forward Stock Split of the shares of Common Stock of the Company, in its sole and absolute discretion.

The objective of the Forward Stock Split was based upon an analysis by the board of Directors of certain factors including, among others: (i) current trading price of the Company's shares of Common Stock on the OTC Bulletin Board and potential desire to increase the marketability and liquidity of the Company's
Common Stock; (ii) limitation of marketability of the Company's common stock among brokerage firms and institutional investors based upon current per-share price; and (iii) likelihood that the Forward Stock Split will result in an increase in the marketability and liquidity of the Company's Common Stock.

The Board of Directors approved a resolution on February 21, 2008 to effectuate the Forward Stock Split, in its sole and absolute discretion, subject to Shareholder approval pursuant to Written Consent. By approving this proposal, the Shareholders will authorize the Board of Directors to effectuate the Forward Stock Split, attached as Exhibit A hereto.

Management expects implementation of the proposed Forward Stock Split with NASDAQ to be completed as soon as practicable after the effective date of the approval by the Shareholders pursuant to Written Consent and the corresponding decision by the Board of Directors of the Company to effectuate the Forward Stock Split.

NO DISSENTER'S RIGHTS

Under  Nevada  law,  stockholders  are not  entitled  to  dissenter's  rights of
appraisal   with  respect  to  the  proposed   amendments  to  our  Articles  of
Incorporation.

SHAREHOLDER COMMUNICATIONS

If Shareholders of the Company have any questions, they may communicate these to the Board of Directors. Shareholder communications should be addressed to Alexander Dannikov, Bosco Flooring, Inc. 26 Utkina Street, Apt 10, Irkutsck 1Z 664007, Russia.

SIGNATURES

                                BY ORDER OF THE BOARD DIRECTORS


                                /s/ Alexander Dannikov
                                --------------------------------
                                ALEXANDER DANNIKOV,
                                President, Chief Executive
                                Officer, Secretary, Treasury,
                                Principal Financial Officer,
                                Principal Accounting Officer
                                and Director

                                March 11, 2008

                       EXHIBIT A TO INFORMATION STATEMENT
                         WRITTEN CONSENT OF SHAREHOLDERS

Pursuant to Section 78.320 of the Nevada Revised Statutes, as amended, which provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power. The undersigned, being ten (10) or less of the shareholders holding at least a majority of the voting power of Bosco Flooring Inc., a Nevada corporation (the "Corporation"), do hereby take, consent, affirm and approve the following actions.

WHEREAS the Board of Directors of the Corporation at a special meeting held on February 21, 2008 (the "Special Meeting") authorized and approved, subject to shareholder approval, the corporate action, which the Board of Directors deemed to be in the best interests of the Corporation; and its shareholders;

WHEREAS the Board of Directors of the Corporation at the Special Meeting further authorized and directed the submission to a limited number of shareholders of the Corporation holding at least a majority of the voting power the certain corporate actions to be approved and authorized by such shareholders of the Corporation;

WHEREAS Section 78.320 of the Nevada Revised Statutes, as amended, provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power;

WHEREAS the shareholders who have signed this Written Consent of shareholders dated to be effective as of March 27, 2008 are shareholders of record as of February 21, 2008, and hold shares in excess of a majority of the Corporation's issued and outstanding shares of Common Stock;

WHEREAS such shareholders have been fully apprised and informed of the nature of the certain corporate actions and have concluded that approval and authorization of such corporate actions would be beneficial to the Corporation and in the best interests of its shareholders; therefore, be it

                                        I

    APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY
                  TO EFFECTUATE A CHANGE IN NAME OF THE COMPANY

RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Corporation, the shareholders of the Corporation who have signed this Written Consent of shareholders approve the filing of an amendment to the Articles of Incorporation of the Corporation to effectuate a change in the name of the Corporation from "Bosco Flooring, Inc." to "Bosco Holdings, Inc." or such other name as may approved by the Board of Directors of the Corporation, in its sole and absolute discretion, and as is acceptable with the appropriate regulatory authorities (the "Name Change"); and, furthermore, that the Board of Directors of the Corporation is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Name Change at any time without the further approval of the shareholders of the Corporation; and

FURTHER RESOLVED that an amendment to the Articles of Incorporation of the Corporation to effectuate the proposed Name Change be and hereby is approved, and that such amendment to the Articles of Incorporation be filed with the Nevada Secretary of State as soon as practicable after the approval and effectuation of such Name Change.

                                       II

                        APPROVAL OF A FORWARD STOCK SPLIT

WHEREAS the Board of Directors considered certain factors regarding a five-for-one forward stock split (the "Forward Stock Split") including, among others, the following: (i) current trading price of per share of the Corporation's shares of common stock on the OTC Bulletin Board and potential desire to increase the marketability and liquidity of the Corporation's common stock; and (ii) limitation of marketability of the Corporation's common stock among brokerage firms and institutional investors based upon current per-share price;

WHEREAS the Board of Directors deemed that the Forward Stock Split was in the best interests of the Corporation and its shareholder and is likely to result in an increase in the marketability and liquidity of the Common Stock; therefore, be it

RESOLVED that the Board of Directors is hereby authorized to effectuate the Forward Stock Split in accordance with the following provisions:

     "In accordance with the effective date of the Forward Stock Split (the "Effective Date"), each share of the Corporation's Common Stock, $0.001 par value, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to the Forward Stock Split, into five shares of the Corporation's outstanding Common Stock, $0.001 par value (the "New Common Stock"), depending upon a determination by the Board that a Forward Stock Split is in the best interests of the Corporation and the shareholders, subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which, immediately prior to the Effective Date, represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive a certificate or certificates (the "New Certificates," whether one or more) representing the additional number of whole shares of the New Common Stock.

     No certificates representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Corporation. Any fraction of a share of New Common Stock to which the holder would otherwise be entitled will be adjusted upward to the nearest whole share. If more than one Old Certificate exist for the account of the same Shareholder, the additional number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates."

FURTHER RESOLVED that the Board of Directors has authority and approval in its sole and absolute discretion to abandon such proposed Forward Stock Split in its sole discretion.

EXECUTED to be effective as of the 27th day of March, 2008.

                                     SHAREHOLDERS:

Date: March __, 2008
                                     -------------------------------------
                                     Alexander Dannikov

                                     -------------------------------------
                                     Print Name

                                     -------------------------------------

                                     -------------------------------------
                                     Address

                                     --------------------------------------
                                     Number of Shares Held of Record

Date: March __, 2008
                                     -------------------------------------
                                     Vitaliy Vasyuk

                                     --------------------------------------
                                     Print Name

                                     -------------------------------------

                                     -------------------------------------
                                     Address

                                     --------------------------------------
                                     Number of Shares Held of Record

Date: March __, 2008
                                     -------------------------------------
                                     Yevgenly Kubyshev

                                     --------------------------------------
                                     Print Name

                                     -------------------------------------

                                     -------------------------------------
                                     Address

                                     --------------------------------------
                                     Number of Shares Held of Record

Date: March __, 2008
                                     -------------------------------------
                                     Andrey Kryukov

                                     --------------------------------------
                                     Print Name

                                     -------------------------------------

                                     -------------------------------------
                                     Address

                                     --------------------------------------
                                     Number of Shares Held of Record

Date: March __, 2008
                                     -------------------------------------
                                     Olga Deshina

                                     --------------------------------------
                                     Print Name

                                     -------------------------------------

                                     -------------------------------------
                                     Address

                                     --------------------------------------
                                     Number of Shares Held of Record

Date: March __, 2008
                                     -------------------------------------
                                     Alexander Gilev

                                     --------------------------------------
                                     Print Name

                                     -------------------------------------

                                     -------------------------------------
                                     Address

                                     --------------------------------------
                                     Number of Shares Held of Record